Exhibit 31

                                  CERTIFICATION

I, Ken Pearson, certify that:

(1) I have reviewed this annual report of Capital Reserve Canada Ltd. (the "Registrant").

(2) Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which such statements were and, not misleading with respect to the period covered by this annual report.

(3) Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly presents in all material respects the financial condition, results of operations and cash flow of the registrant as of, and for, the periods presented in this annual report.

(4) As the Registrant's certifying officer, I am responsible for establishing and maintaining disclosure controls and procedures ( as defined in the Securities Exchange Act of 1934 ( the "Exchange Act"), Rules 13a-15(e) and 15d-15(e)) internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d- 15(f) for the registrant and have:

     (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this report is being prepared;

     (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under my supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

     (c) Evaluated the effectiveness of the Registrant's disclosure controls and procedures and presented in this report my conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

     (d) Disclosed in this report any change in the Registrant's internal control over financial reporting that occurred during the Registrant's most recent fiscal quarter (the Registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting; and

(5) I have disclosed, based on my recent evaluation of internal control over financial reporting, to the Registrant's auditors and the audit committee of the Registrant's board of directors (or persons performing the equivalent functions):

     (a) All significant deficiences and material weaknesses in the design or operation of internal control over financial reporting which are reasonable likely to adversely affect the small business issuer's ability to record, process, summarize and report financial information; and

     (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant's internal control over financial reporting.


Date: June 21, 2007        By: /s/ Ken Pearson
                           Name:  Ken Pearson
                           Title:    President (Principal Executive
                           Officer and Principal Accounting Officer)